Exhibit 3.5

ARTICLES OF RESTATEMENT

OF THE

ARTICLES OF ORGANIZATION

OF

ENCORE INVESTMENTS LLC

July 10, 1997

Pursuant to the provisions of Section 7-90-312 of the Colorado Revised Statutes, the articles of organization of the above-named limited liability company are restated in their entirety to read as set forth below.  These articles of restatement contain no amendment to the articles of organization.

1.             Name:  The name of the limited liability company is Encore Investments LLC (“Company”).

2.             Principal Place of Business:  The principal place of business of the Company is 5445 DTC Parkway, Suite 600, Englewood, CO 80111.

3.             Registered Office and Agent.  The name and business address of the Company’s initial registered agent for service of process are Stephen M. Brett, 5619 DTC Parkway, Englewood, CO 80111.

4.             Management.  Management of the Company is vested in a manager.

5.             Names and Addresses.  The name and address of the initial manager of the Company are:

Encore Media Corporation

5445 DTC Parkway, Suite 600

Englewood, CO 80111

6.             Organizer. The name and business address of the Company’s organizer are Katherine F. Beckes, 633 Seventeenth Street, Suite 3000, Denver, Colorado 80202.

ENCORE MEDIA CORPORATION,
Manager

By:	/s/Glenn E. Curtis
Title:	Senior Vice President

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

October 22, 1997

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

ENCORE INVESTMENTS LLC

Exact name of limited liability company

5445 DTC Parkway, Suite 600

Principal Address

Englewood, CO 80111

City  State  Zip

A.                                    There is a change in the name of the limited liability company to:

Encore Media Group LLC

B.                                    There is a change in the dissolution date of the limited liability company to: N/A

C.                                    There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization.  Describe below:  N/A

D.                                    All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.  N/A

ENCORE MEDIA CORPORATION,
Manager

By:	/s/ John J. Sie
Title:	Chairman of the Board/President/CEO

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

December 13, 1999

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

Encore Media Group LLC

Exact name of limited liability company

5445 DTC Parkway, Suite 600

Principal Address

Englewood, CO 80111

City  State  Zip

CIRCLE ALL THAT APPLY:

A.                                    There is a change in the name of the limited liability company to:

Starzencore Media Group LLC

B.                                    There is a change in the dissolution date of the limited liability company to: N/A

C.                                    There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization.  Describe below:  N/A

D.                                    All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.

ENCORE MEDIA CORPORATION,
Manager

Signature	/s/J. Steven Beabout
Senior Vice President, General Counsel and Secretary

CERTIFICATE OF CORRECTION

December 17, 1999

Pursuant to the Colorado Business Corporation Act, the undersigned hereby executes the following certificate of correction:

FIRST:                                                       The exact name of the corporation is STARZENCORE MEDIA GROUP LLC

Organized under the laws of COLORADO

SECOND:                                         Description of the documents being corrected (i.e. Articles of Incorporation, Amendment, Merger or other) or an attached copy of the document: AMENDMENT TO THE ARTICLES OF ORGANIZATION

THIRD:                                                   Date document was filed 12-13-99, 1999.

FOURTH:                                        Statement of incorrect information: NAME CHANGE TO:  STARZENCORE MEDIA GROUP, LLC

FIFTH:                                                       Statement of corrected information: NAME CHANGE TO STARZ ENCORE MEDIA GROUP, LLC

ENCORE MEDIA CORPORATION,
MANAGER

Signature	See attached.
Title

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

Encore Media Group LLC

Exact name of limited liability company

5445 DTC Parkway, Suite 600

Principal Address

Englewood, CO 80111

City  State  Zip

CIRCLE ALL THAT APPLY:

A.                                    There is a change in the name of the limited liability company to:

Starz Encore Media Group LLC

B.                                    There is a change in the dissolution date of the limited liability company to:  N/A

C.                                    There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization.  Describe below: N/A

D.                                    All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.

ENCORE MEDIA CORPORATION,
Manager

Signature	/s/ Mark G. Bauman
President & Chief Operating Officer

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

February 4, 2000

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

Starz Encore Media Group LLC

Exact name of limited liability company

5445 DTC Parkway, Suite 600

Principal Address

Englewood  CO  80111

City  State  Zip

CIRCLE ALL THAT APPLY:

A.                                    There is a change in the name of the limited liability company to:

Starz Encore Group LLC

B.                                    There is a change in the dissolution date of the limited liability company to:

C.                                    There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization.  Describe below:

D.                                    All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.

ENCORE MEDIA CORPORATION,
Manager

Signature	/s/ J. Steven Beabout
Title:	Senior Vice President, General Counsel and Secretary

Articles of Amendment

October 18, 2004

filed pursuant to §7-90-301, et seq. and §7-80-209 of the Colorado Revised Statutes (C.R.S.)

ID number:	19971101448

1. Entity name:	Starz Encore Group LLC
(If changing the name of the limited liability company, indicate name BEFORE the name change)

2. New Entity name:	Starz Entertainment Group LLC
(if applicable)

3. Use of Restricted Words (If any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4. Other amendments, if any, are attached.

5. If the limited liability company’s period of duration as amended is less than perpetual, state the date on which the period of duration expires:	(mm/dd/yyyy)

OR

If the limited liability company’s period of duration as amended is perpetual, mark this box: ☒

6. (Optional) Delayed effective date:	(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Beabout J. Steven Esq.
(Last) (First) (Middle) (Suffix)

1

Starz Entertainment Group LLC
(Street name and number or Post Office Box information)

8900 Liberty Circle
Englewood CO 80112
(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country-(if not US)

(The document need not state the true name and address of more than one individual.  However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty.  While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form.  Questions should be addressed to the user’s attorney.

2

Articles of Amendment

August 22, 2006

filed pursuant to §7-90-301, et seq. and §7-80-209 of the Colorado Revised Statutes (C.R.S.)

ID number:	19971101448

1. Entity name:	Starz Entertainment Group LLC
(If changing the name of the limited liability company, indicate name BEFORE the name change)

2. New Entity name:	Starz Entertainment, LLC
(if applicable)

3. Use of Restricted Words (If any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4. Other amendments, if any, are attached.

5. If the limited liability company’s period of duration as amended is less than perpetual, state the date on which the period of duration expires:	(mm/dd/yyyy)

OR

If the limited liability company’s period of duration as amended is perpetual, mark this box: ☒

6. (Optional) Delayed effective date:	(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Beabout J. Steven Esq.
(Last) (First) (Middle) (Suffix)

1

Starz Entertainment, LLC
(Street name and number or Post Office Box information)

8900 Liberty Circle
Englewood CO 80112
(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country-(if not US)

(The document need not state the true name and address of more than one individual.  However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty.  While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form.  Questions should be addressed to the user’s attorney.

2